SMA Relationship Trust

Prospectus Supplement

•  Series S

March 13, 2017

Dear Investor,

The purpose of this supplement is to update the Prospectus with respect to the Series S series of shares (the "Fund") of SMA Relationship Trust, dated April 29, 2016, as supplemented, as follows:

Effective March 15, 2017, the benchmark of the Fund will change from the Russell 2000 Index to the S&P 600 Index.

Therefore, effective March 15, 2017, the chart under the heading "Performance" and the subheading "Average annual total returns (for the periods ended December 31, 2015)" is deleted in its entirety and replaced by the following:

	1 year	Life of Fund
Series S shares (inception date: 5/02/2011)
Return before taxes	1.41%	7.67%
Return after taxes on distributions	(2.47)	5.58
Return after taxes on distributions and sale of Fund shares	2.86	5.61
S&P 600 Index[1]	(1.97)	10.17
Russell 2000 Index[1]	(4.41)	7.77

1  Effective March 15, 2017, the Fund's primary benchmark index was changed from the Russell 2000 Index to the S&P 600 Index in order to more accurately reflect the Fund's investment strategy.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-881